Exhibit 99.2

Investor Supplement
Fourth Quarter 2015
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 29.

Kemper Corporation
Investor Supplement
Fourth Quarter 2015

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
For Period Ended
Earned Premiums	$541.5	$536.7	$500.1	$431.3	$451.5	$462.8	$470.3	$477.6	$2,009.6	$1,862.2
Net Investment Income	79.4	75.9	76.7	70.6	93.1	72.3	72.6	71.1	302.6	309.1
Net Investment Gains (Losses) and Other Income	(3.9)	2.8	32.4	(2.7)	15.1	4.7	(0.4)	5.9	28.6	25.3
Total Revenues	$617.0	$615.4	$609.2	$499.2	$559.7	$539.8	$542.5	$554.6	$2,340.8	$2,196.6

Consolidated Net Operating Income [1]	$4.8	$36.6	$6.7	$21.8	$53.9	$2.1	$9.6	$31.5	$69.9	$97.1
Income from Continuing Operations	$1.3	$38.0	$27.4	$13.5	$63.3	$4.8	$9.3	$35.2	$80.2	$112.6
Net Income	$4.6	$37.9	$29.7	$13.5	$65.4	$4.7	$9.3	$35.1	$85.7	$114.5

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income [1]	$0.09	$0.70	$0.13	$0.42	$1.02	$0.04	$0.18	$0.56	$1.35	$1.79
Income from Continuing Operations	$0.03	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.55	$2.08
Net Income	$0.09	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.65	$2.12
Diluted:
Consolidated Net Operating Income [1]	$0.09	$0.70	$0.13	$0.42	$1.02	$0.04	$0.18	$0.56	$1.35	$1.79
Income from Continuing Operations	$0.03	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.55	$2.08
Net Income	$0.09	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.65	$2.12

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96

At Period End
Total Assets	$8,036.1	$8,075.6	$8,055.1	$7,885.0	$7,833.4	$7,905.3	$7,969.8	$7,944.2
Insurance Reserves	$4,203.8	$4,180.7	$4,187.2	$4,019.6	$4,007.6	$4,041.7	$4,064.2	$4,067.3
Debt	$750.6	$750.4	$750.2	$750.0	$752.1	$751.9	$751.7	$751.4
Shareholders’ Equity	$1,992.4	$2,024.6	$2,012.3	$2,109.9	$2,090.7	$2,104.5	$2,138.6	$2,144.7
Shareholders’ Equity Excluding Goodwill	$1,669.4	$1,701.6	$1,693.8	$1,798.1	$1,778.9	$1,792.7	$1,826.8	$1,832.9
Common Shares Issued and Outstanding (In Millions)	51.327	51.318	51.803	51.826	52.418	52.666	53.497	55.408
Book Value Per Share[2]	$38.82	$39.45	$38.85	$40.71	$39.88	$39.96	$39.98	$38.71
Book Value Per Share Excluding Goodwill[1,2]	$32.52	$33.16	$32.70	$34.69	$33.94	$34.04	$34.15	$33.08
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$35.13	$35.04	$34.71	$34.64	$34.50	$35.31	$35.32	$35.13
Debt to Total Capitalization[2]	27.4%	27.0%	27.2%	26.2%	26.5%	26.3%	26.0%	25.9%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	4.2%	7.1%	5.4%	4.4%	5.4%	5.0%	8.2%	9.4%

[1] Non-GAAP Measure. See page 29 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Revenues:
Earned Premiums	$541.5	$536.7	$500.1	$431.3	$451.5	$462.8	$470.3	$477.6	$2,009.6	$1,862.2
Net Investment Income	79.4	75.9	76.7	70.6	93.1	72.3	72.6	71.1	302.6	309.1
Other Income	1.4	0.8	0.6	0.9	0.6	0.5	0.2	0.1	3.7	1.4
Net Realized Gains on Sales of Investments	9.4	5.3	34.0	3.4	21.0	8.0	3.5	6.6	52.1	39.1
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(14.9)	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(27.4)	(15.2)
Portion of Losses Recognized in Other Comprehensive Income	0.2	—	—	—	—	—	—	—	0.2	—
Net Impairment Losses Recognized in Earnings	(14.7)	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(27.2)	(15.2)
Total Revenues	617.0	615.4	609.2	499.2	559.7	539.8	542.5	554.6	2,340.8	2,196.6
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	416.0	378.8	375.1	297.7	285.8	300.5	347.5	327.9	1,467.6	1,261.7
Insurance Expenses	177.0	161.1	162.1	144.9	156.4	158.6	161.3	152.1	645.1	628.4
Write-offs of Long-lived Assets	—	—	11.1	—	—	54.6	—	—	11.1	54.6
Loss from Early Extinguishment of Debt	—	—	—	9.1	—	—	—	—	9.1	—
Interest and Other Expenses	25.6	25.7	26.6	29.7	24.4	22.1	22.5	22.7	107.6	91.7
Total Expenses	618.6	565.6	574.9	481.4	466.6	535.8	531.3	502.7	2,240.5	2,036.4
Income (Loss) from Continuing Operations before Income Taxes	(1.6)	49.8	34.3	17.8	93.1	4.0	11.2	51.9	100.3	160.2
Income Tax Benefit (Expense)	2.9	(11.8)	(6.9)	(4.3)	(29.8)	0.8	(1.9)	(16.7)	(20.1)	(47.6)
Income from Continuing Operations	1.3	38.0	27.4	13.5	63.3	4.8	9.3	35.2	80.2	112.6
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	5.1	—	3.5	—	3.4	(0.2)	—	(0.2)	8.6	3.0
Income Tax Benefit (Expense)	(1.8)	(0.1)	(1.2)	—	(1.3)	0.1	—	0.1	(3.1)	(1.1)
Income (Loss) from Discontinued Operations	3.3	(0.1)	2.3	—	2.1	(0.1)	—	(0.1)	5.5	1.9
Net Income	$4.6	$37.9	$29.7	$13.5	$65.4	$4.7	$9.3	$35.1	$85.7	$114.5
Income from Continuing Operations Per Unrestricted Share:
Basic	$0.03	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.55	$2.08
Diluted	$0.03	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.55	$2.08
Net Income Per Unrestricted Share:
Basic	$0.09	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.65	$2.12
Diluted	$0.09	$0.73	$0.57	$0.26	$1.24	$0.09	$0.17	$0.63	$1.65	$2.12
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.215	51.612	51.728	51.873	52.465	52.605	54.667	55.313	51.607	53.763

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Assets:
Investments:
Fixed Maturities at Fair Value	$4,852.3	$4,844.9	$4,764.0	$4,803.1	$4,777.6	$4,697.2	$4,680.0	$4,619.5
Equity Securities at Fair Value	523.2	535.7	562.9	628.6	632.2	661.4	646.2	648.3
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	190.6	179.4	173.5	168.1	184.8	222.8	227.1	239.0
Fair Value Option Investments	164.5	166.1	160.0	54.2	53.3	50.6	40.3	—
Short-term Investments at Cost which Approximates Fair Value	255.7	295.9	338.4	357.3	342.2	316.2	480.1	506.9
Other Investments	443.2	451.0	451.0	450.1	449.6	450.5	448.3	448.2
Total Investments	6,429.5	6,473.0	6,449.8	6,461.4	6,439.7	6,398.7	6,522.0	6,461.9
Cash	161.7	147.1	93.8	87.7	76.1	93.1	61.8	65.0
Receivables from Policyholders	332.4	347.9	335.2	293.1	295.3	314.4	313.5	319.5
Other Receivables	193.2	198.9	267.1	197.0	187.0	247.5	190.5	225.5
Deferred Policy Acquisition Costs	316.4	325.8	317.5	305.6	303.3	306.7	304.8	301.8
Goodwill	323.0	323.0	318.5	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	41.4	22.3	34.2	10.9	—	4.3	10.1	—
Other Assets	238.5	237.6	239.0	217.5	220.2	228.8	255.3	258.7
Total Assets	$8,036.1	$8,075.6	$8,055.1	$7,885.0	$7,833.4	$7,905.3	$7,969.8	$7,944.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,341.0	$3,327.8	$3,312.8	$3,299.5	$3,273.7	$3,260.8	$3,249.0	$3,237.7
Property and Casualty	862.8	852.9	874.4	720.1	733.9	780.9	815.2	829.6
Total Insurance Reserves	4,203.8	4,180.7	4,187.2	4,019.6	4,007.6	4,041.7	4,064.2	4,067.3
Unearned Premiums	613.1	629.4	606.2	530.0	536.9	568.2	571.8	582.5
Liabilities for Income Taxes	3.8	3.7	3.6	58.2	36.5	48.7	53.4	30.6
Debt at Amortized Cost	750.6	750.4	750.2	750.0	752.1	751.9	751.7	751.4
Accrued Expenses and Other Liabilities	472.4	486.8	495.6	417.3	409.6	390.3	390.1	367.7
Total Liabilities	6,043.7	6,051.0	6,042.8	5,775.1	5,742.7	5,800.8	5,831.2	5,799.5
Shareholders’ Equity:
Common Stock	5.1	5.1	5.2	5.2	5.2	5.3	5.3	5.5
Paid-in Capital	654.0	651.9	657.1	655.1	660.1	662.2	671.3	693.5
Retained Earnings	1,209.0	1,218.6	1,204.7	1,189.3	1,202.7	1,155.6	1,183.4	1,231.5
Accumulated Other Comprehensive Income	124.3	149.0	145.3	260.3	222.7	281.4	278.6	214.2
Total Shareholders’ Equity	1,992.4	2,024.6	2,012.3	2,109.9	2,090.7	2,104.5	2,138.6	2,144.7
Total Liabilities and Shareholders’ Equity	$8,036.1	$8,075.6	$8,055.1	$7,885.0	$7,833.4	$7,905.3	$7,969.8	$7,944.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2015	Dec 31, 2014	Dec 31, 2013
Operating Activities:
Net Income	$85.7	$114.5	$217.7
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Decrease (Increase) in Deferred Policy Acquisition Costs	(13.1)	(0.4)	0.5
Amortization of Intangible Assets Acquired	15.4	7.2	8.3
Equity in Earnings of Equity Method Limited Liability Investments	(19.0)	(9.0)	(26.4)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	8.6	21.7	15.4
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	(0.3)	0.7	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	16.1	15.4	16.2
Net Realized Gains on Sales of Investments	(52.1)	(39.1)	(99.1)
Net Impairment Losses Recognized in Earnings	27.2	15.2	13.9
Loss from Early Extinguishment of Debt	9.1	—	—
Depreciation of Property and Equipment	13.5	16.0	17.4
Write-off of Long-lived Asset	11.1	54.6	—
Decrease in Receivables	49.6	46.2	43.5
Increase (Decrease) in Insurance Reserves	39.6	(54.7)	(72.5)
Decrease in Unearned Premiums	(9.4)	(62.0)	(52.0)
Change in Income Taxes	(21.8)	11.2	57.9
Increase (Decrease) in Accrued Expenses and Other Liabilities	22.6	(20.3)	(54.8)
Other, Net	32.2	16.4	36.1
Net Cash Provided by Operating Activities (Carryforward to page 7)	215.0	133.6	122.1

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2015	Dec 31, 2014	Dec 31, 2013
Net Cash Provided by Operating Activities (Carryforward from page 6)	215.0	133.6	122.1
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	643.2	573.7	664.4
Purchases of Fixed Maturities	(696.7)	(553.0)	(744.5)
Sales of Equity Securities	238.4	245.3	182.1
Purchases of Equity Securities	(134.0)	(235.2)	(213.4)
Return of Investment of Equity Method Limited Liability Investments	32.9	55.2	31.3
Acquisitions of Equity Method Limited Liability Investments	(32.4)	(21.4)	(20.5)
Sales of Fair Value Option Investments	—	6.9	—
Purchases of Fair Value Option Investments	(111.0)	(60.9)	—
Decrease (Increase) in Short-term Investments	104.9	(63.9)	41.8
Improvements of Investment Real Estate	(1.8)	(2.1)	(5.4)
Sales of Investment Real Estate	7.7	0.9	102.7
Acquisition of Business, Net of Cash Acquired	(57.6)	—	—
Increase in Other Investments	(3.2)	(8.0)	(9.1)
Purchase of Corporate-owned Life Insurance	(7.5)	(33.5)	—
Acquisition of Software	(8.9)	(11.3)	(15.2)
Disposition of Subsidiary, Net of Cash Disposed	—	8.9	3.8
Other, Net	(2.6)	(5.9)	(13.2)
Net Cash Provided (Used) by Investing Activities	(28.6)	(104.3)	4.8
Financing Activities:
Net Proceeds from Issuances of Debt	345.8	144.0	—
Repayments of Debt	(357.3)	—	(5.5)
Common Stock Repurchases	(45.0)	(114.0)	(100.4)
Dividends and Dividend Equivalents Paid	(49.7)	(51.8)	(54.9)
Cash Exercise of Stock Options	3.9	0.5	1.7
Other, Net	1.5	1.6	2.4
Net Cash Used by Financing Activities	(100.8)	(19.7)	(156.7)
Increase (Decrease) in Cash	85.6	9.6	(29.8)
Cash, Beginning of Year	76.1	66.5	96.3
Cash, End of Period	$161.7	$76.1	$66.5

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Book Value Per Share
Numerator
Shareholders’ Equity	$1,992.4	$2,024.6	$2,012.3	$2,109.9	$2,090.7	$2,104.5	$2,138.6	$2,144.7
Less: Goodwill	(323.0)	(323.0)	(318.5)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,669.4	$1,701.6	$1,693.8	$1,798.1	$1,778.9	$1,792.7	$1,826.8	$1,832.9
Shareholders’ Equity	$1,992.4	$2,024.6	$2,012.3	$2,109.9	$2,090.7	$2,104.5	$2,138.6	$2,144.7
Less: Net Unrealized Gains on Fixed Maturities	(189.2)	(226.2)	(214.4)	(314.6)	(282.2)	(244.9)	(249.0)	(198.3)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,803.2	$1,798.4	$1,797.9	$1,795.3	$1,808.5	$1,859.6	$1,889.6	$1,946.4
Denominator
Common Shares Issued and Outstanding	51.327	51.318	51.803	51.826	52.418	52.666	53.497	55.408
Book Value Per Share	$38.82	$39.45	$38.85	$40.71	$39.88	$39.96	$39.98	$38.71
Book Value Per Share Excluding Goodwill	$32.52	$33.16	$32.70	$34.69	$33.94	$34.04	$34.15	$33.08
Book Value Per Share Excluding Unrealized on Fixed Maturities	$35.13	$35.04	$34.71	$34.64	$34.50	$35.31	$35.32	$35.13

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$85.7	$146.5	$113.3	$92.9	$114.5	$104.3	$169.7	$194.4
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,046.0	$2,068.4	$2,091.2	$2,117.7	$2,106.0	$2,089.7	$2,069.8	$2,076.5
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	4.2%	7.1%	5.4%	4.4%	5.4%	5.0%	8.2%	9.4%

Debt and Total Capitalization
Debt	$750.6	$750.4	$750.2	$750.0	$752.1	$751.9	$751.7	$751.4
Shareholders’ Equity	1,992.4	2,024.6	2,012.3	2,109.9	2,090.7	2,104.5	2,138.6	2,144.7
Total Capitalization	$2,743.0	$2,775.0	$2,762.5	$2,859.9	$2,842.8	$2,856.4	$2,890.3	$2,896.1
Ratio of Debt to Shareholders’ Equity	37.7%	37.1%	37.3%	35.5%	36.0%	35.7%	35.1%	35.0%
Ratio of Debt to Total Capitalization	27.4%	27.0%	27.2%	26.2%	26.5%	26.3%	26.0%	25.9%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$341.2	$343.3	$378.8	$290.2	$330.3	$302.4	$302.7	$255.9
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$566.2	$568.3	$603.8	$515.2	$555.3	$527.4	$527.7	$480.9

Capital Returned to Shareholders
Common Stock Repurchased	$2.2	$17.6	$1.8	$21.9	$9.0	$29.9	$68.3	$8.3
Cash Dividends Paid	12.4	12.5	12.5	12.3	12.6	12.6	13.3	13.3
Total Capital Returned to Shareholders	$14.6	$30.1	$14.3	$34.2	$21.6	$42.5	$81.6	$21.6

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due November 30, 2015	—	—	—	—	249.5	249.4	249.3	249.2
6.00% Senior Notes due May 15, 2017	359.1	358.9	358.8	358.6	358.5	358.3	358.2	358.0
4.35% Senior Notes due February 15, 2025	247.4	247.4	247.3	247.3	—	—	—	—
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.1	144.1	144.1	144.1	144.2	144.2	144.2
Debt Outstanding	$750.6	$750.4	$750.2	$750.0	$752.1	$751.9	$751.7	$751.4

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—	—	—	—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—	—	—

		A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable		bbb-	Baa3	BBB-	BBB-
Subordinated Debentures		bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company		A-	A3	A-	A-
United Insurance Company of America		A-	A3	A-	A-
Reserve National Insurance Company		A-	NR	NR	NR
NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$296.8	$288.5	$252.6	$189.8	$198.0	$205.1	$212.0	$216.3	$1,027.7	$831.4
Homeowners	70.0	72.1	71.6	72.6	75.8	77.9	79.0	79.7	286.3	312.4
Other Personal	11.5	11.8	11.7	11.7	12.2	12.6	12.9	13.2	46.7	50.9
Total Personal	378.3	372.4	335.9	274.1	286.0	295.6	303.9	309.2	1,360.7	1,194.7
Commercial Automobile	13.8	13.7	13.5	13.5	14.0	14.1	13.6	13.1	54.5	54.8
Total Earned Premiums	392.1	386.1	349.4	287.6	300.0	309.7	317.5	322.3	1,415.2	1,249.5
Net Investment Income	21.6	18.3	18.6	14.8	17.1	18.5	19.5	17.6	73.3	72.7
Other Income	0.1	0.1	0.1	0.3	0.1	0.1	0.2	0.1	0.6	0.5
Total Property & Casualty Insurance	413.8	404.5	368.1	302.7	317.2	328.3	337.2	340.0	1,489.1	1,322.7
Life & Health Insurance:
Earned Premiums:
Life	94.6	95.5	96.0	88.0	96.0	96.8	97.2	97.6	374.1	387.6
Accident and Health	36.2	36.2	35.7	36.8	36.5	37.1	36.2	38.8	144.9	148.6
Property	18.6	18.9	19.0	18.9	19.0	19.2	19.4	18.9	75.4	76.5
Total Earned Premiums	149.4	150.6	150.7	143.7	151.5	153.1	152.8	155.3	594.4	612.7
Net Investment Income	55.2	55.1	53.5	50.4	71.3	49.2	48.0	50.2	214.2	218.7
Other Income	0.7	0.7	0.2	0.8	0.5	0.4	—	—	2.4	0.9
Total Life & Health Insurance	205.3	206.4	204.4	194.9	223.3	202.7	200.8	205.5	811.0	832.3
Total Segment Revenues	619.1	610.9	572.5	497.6	540.5	531.0	538.0	545.5	2,300.1	2,155.0
Net Realized Gains on Sales of Investments	9.4	5.3	34.0	3.4	21.0	8.0	3.5	6.6	52.1	39.1
Net Impairment Losses Recognized in Earnings	(14.7)	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(27.2)	(15.2)
Other	3.2	2.5	4.9	5.2	4.7	4.6	5.1	3.3	15.8	17.7
Total Revenues	$617.0	$615.4	$609.2	$499.2	$559.7	$539.8	$542.5	$554.6	$2,340.8	$2,196.6

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Segment Operating Profit (Loss):
Property & Casualty Insurance	$(10.9)	$25.0	$(8.4)	$18.0	$36.0	$(23.9)	$(4.3)	$19.3	$23.7	$27.1
Life & Health Insurance	27.3	35.4	22.2	24.8	51.2	31.4	24.7	34.6	109.7	141.9
Total Segment Operating Profit	16.4	60.4	13.8	42.8	87.2	7.5	20.4	53.9	133.4	169.0
Corporate and Other Operating Loss	(12.7)	(12.6)	(11.3)	(12.3)	(8.6)	(7.7)	(8.6)	(7.8)	(48.9)	(32.7)
Total Operating Profit (Loss)	3.7	47.8	2.5	30.5	78.6	(0.2)	11.8	46.1	84.5	136.3
Net Realized Gains on Sales of Investments	9.4	5.3	34.0	3.4	21.0	8.0	3.5	6.6	52.1	39.1
Net Impairment Losses Recognized in Earnings	(14.7)	(3.3)	(2.2)	(7.0)	(6.5)	(3.8)	(4.1)	(0.8)	(27.2)	(15.2)
Loss from Early Extinguishment of Debt	—	—	—	(9.1)	—	—	—	—	(9.1)	—
Income (Loss) from Continuing Operations before Income Taxes	$(1.6)	$49.8	$34.3	$17.8	$93.1	$4.0	$11.2	$51.9	$100.3	$160.2
Segment Net Operating Income:
Property & Casualty Insurance	$(5.1)	$21.0	$(2.6)	$13.4	$25.3	$(13.6)	$(1.2)	$14.4	$26.7	$24.9
Life & Health Insurance	17.8	23.5	14.3	16.1	33.5	20.3	15.9	22.1	71.7	91.8
Total Segment Net Operating Income	12.7	44.5	11.7	29.5	58.8	6.7	14.7	36.5	98.4	116.7
Corporate and Other Net Operating Loss	(7.9)	(7.9)	(5.0)	(7.7)	(4.9)	(4.6)	(5.1)	(5.0)	(28.5)	(19.6)
Consolidated Operating Income	4.8	36.6	6.7	21.8	53.9	2.1	9.6	31.5	69.9	97.1
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	6.1	3.5	22.1	2.2	13.6	5.2	2.4	4.2	33.9	25.4
Net Impairment Losses Recognized in Earnings	(9.6)	(2.1)	(1.4)	(4.6)	(4.2)	(2.5)	(2.7)	(0.5)	(17.7)	(9.9)
Loss from Early Extinguishment of Debt	—	—	—	(5.9)	—	—	—	—	(5.9)	—
Income from Continuing Operations	$1.3	$38.0	$27.4	$13.5	$63.3	$4.8	$9.3	$35.2	$80.2	$112.6

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Earned Premiums by Product:
Personal Automobile	$296.8	$288.5	$252.6	$189.8	$198.0	$205.1	$212.0	$216.3	$1,027.7	$831.4
Homeowners	70.0	72.1	71.6	72.6	75.8	77.9	79.0	79.7	286.3	312.4
Other Personal Property and Casualty Insurance	30.1	30.7	30.7	30.6	31.2	31.8	32.3	32.1	122.1	127.4
Commercial Automobile	13.8	13.7	13.5	13.5	14.0	14.1	13.6	13.1	54.5	54.8
Life	94.6	95.5	96.0	88.0	96.0	96.8	97.2	97.6	374.1	387.6
Accident and Health	36.2	36.2	35.7	36.8	36.5	37.1	36.2	38.8	144.9	148.6
Total Earned Premiums	$541.5	$536.7	$500.1	$431.3	$451.5	$462.8	$470.3	$477.6	$2,009.6	$1,862.2
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$4.0	$4.7	$3.0	$0.2	$(0.5)	$4.3	$2.1	$2.5	$11.9	$8.4
All Other Net Investment Income	17.6	13.6	15.6	14.6	17.6	14.2	17.4	15.1	61.4	64.3
Net Investment Income	21.6	18.3	18.6	14.8	17.1	18.5	19.5	17.6	73.3	72.7
Life & Health Insurance:
Equity Method Limited Liability Investments	2.5	3.0	0.9	(1.0)	(0.1)	0.1	(1.1)	0.7	5.4	(0.4)
All Other Net Investment Income	52.7	52.1	52.6	51.4	71.4	49.1	49.1	49.5	208.8	219.1
Net Investment Income	55.2	55.1	53.5	50.4	71.3	49.2	48.0	50.2	214.2	218.7
Total Segment Net Investment Income	76.8	73.4	72.1	65.2	88.4	67.7	67.5	67.8	287.5	291.4
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.7	0.6	0.3	0.1	(0.1)	0.5	0.3	0.3	1.7	1.0
All Other Net Investment Income	1.9	1.9	4.3	5.3	4.8	4.1	4.8	3.0	13.4	16.7
Unallocated Net Investment Income	2.6	2.5	4.6	5.4	4.7	4.6	5.1	3.3	15.1	17.7
Net Investment Income	$79.4	$75.9	$76.7	$70.6	$93.1	$72.3	$72.6	$71.1	$302.6	$309.1

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Year Ended Dec 31, 2015
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	37	$40.9	24	$3.8	37	$43.6
$5 - $10	3	23.6	—	—	3	24.7
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	40	$64.5	24	$3.8	40	$68.3

	Year Ended Dec 31, 2014
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	27	$30.1	17	$2.0	27	$31.1
$5 - $10	3	19.8	—	—	3	20.4
$10 - $15	1	12.8	—	—	1	13.1
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	33.8	—	—	1	33.9
Total	32	$96.5	17	$2.0	32	$98.5

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$374.7	$403.6	$348.2	$279.7	$269.1	$307.0	$308.7	$304.3	$1,406.2	$1,189.1

Earned Premiums	392.1	386.1	349.4	287.6	300.0	309.7	317.5	322.3	1,415.2	1,249.5
Net Investment Income	21.6	18.3	18.6	14.8	17.1	18.5	19.5	17.6	73.3	72.7
Other Income	0.1	0.1	0.1	0.3	0.1	0.1	0.2	0.1	0.6	0.5
Total Revenues	413.8	404.5	368.1	302.7	317.2	328.3	337.2	340.0	1,489.1	1,322.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	307.4	283.2	245.5	198.5	198.6	206.8	209.4	230.4	1,034.6	845.2
Catastrophe Losses and LAE	14.1	4.7	35.4	10.3	4.4	14.2	61.9	16.0	64.5	96.5
Prior Years:
Non-catastrophe Losses and LAE	2.3	(0.9)	(1.4)	(5.0)	(8.1)	(3.3)	(14.5)	(12.7)	(5.0)	(38.6)
Catastrophe Losses and LAE	(1.4)	(1.9)	(2.4)	(2.2)	(0.8)	(7.2)	(5.1)	(2.7)	(7.9)	(15.8)
Total Incurred Losses and LAE	322.4	285.1	277.1	201.6	194.1	210.5	251.7	231.0	1,086.2	887.3
Insurance Expenses, Excluding Write-off of Long-lived Assets	102.3	94.4	88.3	83.1	87.1	87.1	89.8	89.7	368.1	353.7
Write-off of Long-lived Asset[2]	—	—	11.1	—	—	54.6	—	—	11.1	54.6
Operating Profit (Loss)	(10.9)	25.0	(8.4)	18.0	36.0	(23.9)	(4.3)	19.3	23.7	27.1
Income Tax Benefit (Expense)	5.8	(4.0)	5.8	(4.6)	(10.7)	10.3	3.1	(4.9)	3.0	(2.2)
Segment Net Operating Income (Loss)	$(5.1)	$21.0	$(2.6)	$13.4	$25.3	$(13.6)	$(1.2)	$14.4	$26.7	$24.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.4%	73.3%	70.3%	69.0%	66.2%	66.8%	66.0%	71.4%	73.2%	67.7%
Current Year Catastrophe Losses and LAE Ratio	3.6	1.2	10.1	3.6	1.5	4.6	19.5	5.0	4.6	7.7
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	(0.2)	(0.4)	(1.7)	(2.7)	(1.1)	(4.6)	(3.9)	(0.4)	(3.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.5)	(0.7)	(0.8)	(0.3)	(2.3)	(1.6)	(0.8)	(0.6)	(1.3)
Total Incurred Loss and LAE Ratio	82.2	73.8	79.3	70.1	64.7	68.0	79.3	71.7	76.8	71.0
Insurance Expense Ratio, Excluding Write-off of Long-lived Asset	26.1	24.4	25.3	28.9	29.0	28.1	28.3	27.8	26.0	28.3
Impact on Ratio from Write-off of Long-lived Asset	—	—	3.2	—	—	17.6	—	—	0.8	4.4
Combined Ratio	108.3%	98.2%	107.8%	99.0%	93.7%	113.7%	107.6%	99.5%	103.6%	103.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.4%	73.3%	70.3%	69.0%	66.2%	66.8%	66.0%	71.4%	73.2%	67.7%
Insurance Expense Ratio, Excluding write-off of Long-lived Asset	26.1	24.4	25.3	28.9	29.0	28.1	28.3	27.8	26.0	28.3
Impact on Ratio from Write-off of Long-lived Asset	—	—	3.2	—	—	17.6	—	—	0.8	4.4
Underlying Combined Ratio	104.5%	97.7%	98.8%	97.9%	95.2%	112.5%	94.3%	99.2%	100.0%	100.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	104.5%	97.7%	98.8%	97.9%	95.2%	112.5%	94.3%	99.2%	100.0%	100.4%
Current Year Catastrophe Losses and LAE Ratio	3.6	1.2	10.1	3.6	1.5	4.6	19.5	5.0	4.6	7.7
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	(0.2)	(0.4)	(1.7)	(2.7)	(1.1)	(4.6)	(3.9)	(0.4)	(3.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.5)	(0.7)	(0.8)	(0.3)	(2.3)	(1.6)	(0.8)	(0.6)	(1.3)
Combined Ratio as Reported	108.3%	98.2%	107.8%	99.0%	93.7%	113.7%	107.6%	99.5%	103.6%	103.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

[2] The Write-off of Long-lived Assets has not been allocated to product lines. Accordingly, Results of Operations and Selected Financial Information presented on pages 16 to 22 of this Investor Supplement exclude the write-off.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Insurance Reserves:
Automobile	$656.3	$630.2	$631.8	$483.4	$501.4	$524.2	$545.4	$568.9
Homeowners	98.9	103.1	119.4	108.1	102.4	118.8	128.3	114.4
Other Personal	45.3	50.0	50.3	48.5	47.3	47.5	47.2	47.9
Insurance Reserves	$800.5	$783.3	$801.5	$640.0	$651.1	$690.5	$720.9	$731.2
Insurance Reserves:
Loss Reserves:
Case	$537.1	$532.1	$540.5	$426.8	$423.6	$447.6	$460.8	$468.1
Incurred but Not Reported	147.6	135.9	142.8	124.1	135.8	148.9	162.5	164.2
Total Loss Reserves	684.7	668.0	683.3	550.9	559.4	596.5	623.3	632.3
LAE Reserves	115.8	115.3	118.2	89.1	91.7	94.0	97.6	98.9
Insurance Reserves	$800.5	$783.3	$801.5	$640.0	$651.1	$690.5	$720.9	$731.2

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$102.4	$113.4	$112.2	$106.5	$110.6	$123.9	$126.9	$124.8	$434.5	$486.2

Earned Premiums	$109.0	$111.6	$113.4	$115.9	$122.8	$129.2	$134.6	$139.3	$449.9	$525.9
Net Investment Income	6.8	6.2	6.7	5.6	8.3	8.8	9.6	8.9	25.3	35.6
Other Income	—	—	—	0.2	—	—	—	—	0.2	—
Total Revenues	115.8	117.8	120.1	121.7	131.1	138.0	144.2	148.2	475.4	561.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	83.1	76.5	78.1	81.8	90.8	91.3	93.1	102.2	319.5	377.4
Catastrophe Losses and LAE	0.4	0.1	2.3	0.2	0.1	1.2	6.8	0.8	3.0	8.9
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	(2.7)	(4.0)	(7.2)	(6.1)	(4.0)	(10.3)	(11.1)	(15.0)	(31.5)
Catastrophe Losses and LAE	0.1	(0.1)	(0.1)	(0.1)	—	(0.1)	—	(0.2)	(0.2)	(0.3)
Total Incurred Losses and LAE	82.5	73.8	76.3	74.7	84.8	88.4	89.6	91.7	307.3	354.5
Insurance Expenses	32.6	33.6	33.1	34.4	36.4	37.0	39.3	38.8	133.7	151.5
Operating Profit	0.7	10.4	10.7	12.6	9.9	12.6	15.3	17.7	34.4	55.5
Income Tax Benefit (Expense)	0.3	(3.1)	(2.9)	(3.7)	(2.6)	(3.5)	(4.6)	(5.2)	(9.4)	(15.9)
Segment Net Operating Income	$1.0	$7.3	$7.8	$8.9	$7.3	$9.1	$10.7	$12.5	$25.0	$39.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.2%	68.5%	68.9%	70.6%	74.0%	70.7%	69.2%	73.3%	70.9%	71.8%
Current Year Catastrophe Losses and LAE Ratio	0.4	0.1	2.0	0.2	0.1	0.9	5.1	0.6	0.7	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.0)	(2.4)	(3.5)	(6.2)	(5.0)	(3.1)	(7.7)	(8.0)	(3.3)	(6.0)
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.1)	(0.1)	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	75.7	66.1	67.3	64.5	69.1	68.4	66.6	65.8	68.3	67.4
Insurance Expense Ratio	29.9	30.1	29.2	29.7	29.6	28.6	29.2	27.9	29.7	28.8
Combined Ratio	105.6%	96.2%	96.5%	94.2%	98.7%	97.0%	95.8%	93.7%	98.0%	96.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.2%	68.5%	68.9%	70.6%	74.0%	70.7%	69.2%	73.3%	70.9%	71.8%
Insurance Expense Ratio	29.9	30.1	29.2	29.7	29.6	28.6	29.2	27.9	29.7	28.8
Underlying Combined Ratio	106.1%	98.6%	98.1%	100.3%	103.6%	99.3%	98.4%	101.2%	100.6%	100.6%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	106.1%	98.6%	98.1%	100.3%	103.6%	99.3%	98.4%	101.2%	100.6%	100.6%
Current Year Catastrophe Losses and LAE Ratio	0.4	0.1	2.0	0.2	0.1	0.9	5.1	0.6	0.7	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.0)	(2.4)	(3.5)	(6.2)	(5.0)	(3.1)	(7.7)	(8.0)	(3.3)	(6.0)
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.1)	(0.1)	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)
Combined Ratio as Reported	105.6%	96.2%	96.5%	94.2%	98.7%	97.0%	95.8%	93.7%	98.0%	96.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$185.8	$189.3	$135.3	$85.6	$68.5	$78.2	$73.2	$82.9	$596.0	$302.8

Earned Premiums	$187.8	$176.9	$139.2	$73.9	$75.2	$75.9	$77.4	$77.0	$577.8	$305.5
Net Investment Income	5.8	4.4	3.8	2.6	2.6	3.1	3.2	2.9	16.6	11.8
Other Income	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.4	0.4
Total Revenues	193.7	181.4	143.1	76.6	77.9	79.1	80.7	80.0	594.8	317.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	174.3	151.4	115.9	59.3	59.2	58.5	60.0	60.9	500.9	238.6
Catastrophe Losses and LAE	0.5	—	3.0	0.2	0.3	0.4	3.0	0.1	3.7	3.8
Prior Years:
Non-catastrophe Losses and LAE	4.8	3.6	2.9	2.2	1.4	0.9	(1.6)	(0.2)	13.5	0.5
Catastrophe Losses and LAE	—	—	(0.1)	—	—	(0.2)	(0.1)	—	(0.1)	(0.3)
Total Incurred Losses and LAE	179.6	155.0	121.7	61.7	60.9	59.6	61.3	60.8	518.0	242.6
Insurance Expenses	40.2	31.2	25.5	18.5	18.8	18.8	18.3	18.4	115.4	74.3
Operating Profit (Loss)	(26.1)	(4.8)	(4.1)	(3.6)	(1.8)	0.7	1.1	0.8	(38.6)	0.8
Income Tax Benefit (Expense)	9.8	5.1	2.5	1.5	0.9	0.2	(0.1)	—	18.9	1.0
Segment Net Operating Income (Loss)	$(16.3)	$0.3	$(1.6)	$(2.1)	$(0.9)	$0.9	$1.0	$0.8	$(19.7)	$1.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	92.7%	85.6%	83.2%	80.2%	78.7%	77.1%	77.5%	79.2%	86.8%	78.1%
Current Year Catastrophe Losses and LAE Ratio	0.3	—	2.2	0.3	0.4	0.5	3.9	0.1	0.6	1.2
Prior Years Non-catastrophe Losses and LAE Ratio	2.6	2.0	2.1	3.0	1.9	1.2	(2.1)	(0.3)	2.3	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.3)	(0.1)	—	—	(0.1)
Total Incurred Loss and LAE Ratio	95.6	87.6	87.4	83.5	81.0	78.5	79.2	79.0	89.7	79.4
Insurance Expense Ratio	21.4	17.6	18.3	25.0	25.0	24.8	23.6	23.9	20.0	24.3
Combined Ratio	117.0%	105.2%	105.7%	108.5%	106.0%	103.3%	102.8%	102.9%	109.7%	103.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	92.7%	85.6%	83.2%	80.2%	78.7%	77.1%	77.5%	79.2%	86.8%	78.1%
Insurance Expense Ratio	21.4	17.6	18.3	25.0	25.0	24.8	23.6	23.9	20.0	24.3
Underlying Combined Ratio	114.1%	103.2%	101.5%	105.2%	103.7%	101.9%	101.1%	103.1%	106.8%	102.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	114.1%	103.2%	101.5%	105.2%	103.7%	101.9%	101.1%	103.1%	106.8%	102.4%
Current Year Catastrophe Losses and LAE Ratio	0.3	—	2.2	0.3	0.4	0.5	3.9	0.1	0.6	1.2
Prior Years Non-catastrophe Losses and LAE Ratio	2.6	2.0	2.1	3.0	1.9	1.2	(2.1)	(0.3)	2.3	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.3)	(0.1)	—	—	(0.1)
Combined Ratio as Reported	117.0%	105.2%	105.7%	108.5%	106.0%	103.3%	102.8%	102.9%	109.7%	103.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$288.2	$302.7	$247.5	$192.1	$179.1	$202.1	$200.1	$207.7	$1,030.5	$789.0

Earned Premiums	$296.8	$288.5	$252.6	$189.8	$198.0	$205.1	$212.0	$216.3	$1,027.7	$831.4
Net Investment Income	12.6	10.6	10.5	8.2	10.9	11.9	12.8	11.8	41.9	47.4
Other Income	0.1	0.1	0.1	0.3	0.1	0.1	0.1	0.1	0.6	0.4
Total Revenues	309.5	299.2	263.2	198.3	209.0	217.1	224.9	228.2	1,070.2	879.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	257.4	227.9	194.0	141.1	150.0	149.8	153.1	163.1	820.4	616.0
Catastrophe Losses and LAE	0.9	0.1	5.3	0.4	0.4	1.6	9.8	0.9	6.7	12.7
Prior Years:
Non-catastrophe Losses and LAE	3.7	0.9	(1.1)	(5.0)	(4.7)	(3.1)	(11.9)	(11.3)	(1.5)	(31.0)
Catastrophe Losses and LAE	0.1	(0.1)	(0.2)	(0.1)	—	(0.3)	(0.1)	(0.2)	(0.3)	(0.6)
Total Incurred Losses and LAE	262.1	228.8	198.0	136.4	145.7	148.0	150.9	152.5	825.3	597.1
Insurance Expenses	72.8	64.8	58.6	52.9	55.2	55.8	57.6	57.2	249.1	225.8
Operating Profit (Loss)	(25.4)	5.6	6.6	9.0	8.1	13.3	16.4	18.5	(4.2)	56.3
Income Tax Benefit (Expense)	10.1	2.0	(0.4)	(2.2)	(1.7)	(3.3)	(4.7)	(5.2)	9.5	(14.9)
Segment Net Operating Income (Loss)	$(15.3)	$7.6	$6.2	$6.8	$6.4	$10.0	$11.7	$13.3	$5.3	$41.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.8%	79.0%	76.8%	74.4%	75.8%	73.0%	72.2%	75.4%	79.7%	74.1%
Current Year Catastrophe Losses and LAE Ratio	0.3	—	2.1	0.2	0.2	0.8	4.6	0.4	0.7	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.2	0.3	(0.4)	(2.6)	(2.4)	(1.5)	(5.6)	(5.2)	(0.1)	(3.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	88.3	79.3	78.4	71.9	73.6	72.2	71.2	70.5	80.3	71.8
Insurance Expense Ratio	24.5	22.5	23.2	27.9	27.9	27.2	27.2	26.4	24.2	27.2
Combined Ratio	112.8%	101.8%	101.6%	99.8%	101.5%	99.4%	98.4%	96.9%	104.5%	99.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.8%	79.0%	76.8%	74.4%	75.8%	73.0%	72.2%	75.4%	79.7%	74.1%
Insurance Expense Ratio	24.5	22.5	23.2	27.9	27.9	27.2	27.2	26.4	24.2	27.2
Underlying Combined Ratio	111.3%	101.5%	100.0%	102.3%	103.7%	100.2%	99.4%	101.8%	103.9%	101.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	111.3%	101.5%	100.0%	102.3%	103.7%	100.2%	99.4%	101.8%	103.9%	101.3%
Current Year Catastrophe Losses and LAE Ratio	0.3	—	2.1	0.2	0.2	0.8	4.6	0.4	0.7	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.2	0.3	(0.4)	(2.6)	(2.4)	(1.5)	(5.6)	(5.2)	(0.1)	(3.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)
Combined Ratio as Reported	112.8%	101.8%	101.6%	99.8%	101.5%	99.4%	98.4%	96.9%	104.5%	99.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$12.1	$13.5	$14.5	$14.0	$12.3	$13.7	$15.3	$14.3	$54.1	$55.6

Earned Premiums	$13.8	$13.7	$13.5	$13.5	$14.0	$14.1	$13.6	$13.1	$54.5	$54.8
Net Investment Income	1.4	1.2	1.1	1.0	0.9	0.9	1.0	1.0	4.7	3.8
Other Income	—	—	—	—	—	—	—	—	—	—
Total Revenues	15.2	14.9	14.6	14.5	14.9	15.0	14.6	14.1	59.2	58.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	11.6	13.3	10.0	10.8	10.4	11.5	11.6	11.1	45.7	44.6
Catastrophe Losses and LAE	—	—	0.2	—	—	0.1	0.1	—	0.2	0.2
Prior Years:
Non-catastrophe Losses and LAE	1.1	1.5	(0.6)	(0.2)	(1.9)	(0.6)	0.4	(0.5)	1.8	(2.6)
Catastrophe Losses and LAE	—	—	—	—	—	—	—	—	—	—
Total Incurred Losses and LAE	12.7	14.8	9.6	10.6	8.5	11.0	12.1	10.6	47.7	42.2
Insurance Expenses	3.6	3.7	3.6	3.8	4.3	3.6	3.5	3.5	14.7	14.9
Operating Profit (Loss)	(1.1)	(3.6)	1.4	0.1	2.1	0.4	(1.0)	—	(3.2)	1.5
Income Tax Benefit (Expense)	0.5	1.3	(0.4)	0.1	(0.6)	(0.1)	0.4	0.1	1.5	(0.2)
Segment Net Operating Income (Loss)	$(0.6)	$(2.3)	$1.0	$0.2	$1.5	$0.3	$(0.6)	$0.1	$(1.7)	$1.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	84.0%	97.1%	74.0%	80.0%	74.3%	81.6%	85.4%	84.7%	83.8%	81.3%
Current Year Catastrophe Losses and LAE Ratio	—	—	1.5	—	—	0.7	0.7	—	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	8.0	10.9	(4.4)	(1.5)	(13.6)	(4.3)	2.9	(3.8)	3.3	(4.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	92.0	108.0	71.1	78.5	60.7	78.0	89.0	80.9	87.5	77.0
Insurance Expense Ratio	26.1	27.0	26.7	28.1	30.7	25.5	25.7	26.7	27.0	27.2
Combined Ratio	118.1%	135.0%	97.8%	106.6%	91.4%	103.5%	114.7%	107.6%	114.5%	104.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	84.0%	97.1%	74.0%	80.0%	74.3%	81.6%	85.4%	84.7%	83.8%	81.3%
Insurance Expense Ratio	26.1	27.0	26.7	28.1	30.7	25.5	25.7	26.7	27.0	27.2
Underlying Combined Ratio	110.1%	124.1%	100.7%	108.1%	105.0%	107.1%	111.1%	111.4%	110.8%	108.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	110.1%	124.1%	100.7%	108.1%	105.0%	107.1%	111.1%	111.4%	110.8%	108.5%
Current Year Catastrophe Losses and LAE Ratio	—	—	1.5	—	—	0.7	0.7	—	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	8.0	10.9	(4.4)	(1.5)	(13.6)	(4.3)	2.9	(3.8)	3.3	(4.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Combined Ratio as Reported	118.1%	135.0%	97.8%	106.6%	91.4%	103.5%	114.7%	107.6%	114.5%	104.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$300.3	$316.2	$262.0	$206.1	$191.4	$215.8	$215.4	$222.0	$1,084.6	$844.6

Earned Premiums	$310.6	$302.2	$266.1	$203.3	$212.0	$219.2	$225.6	$229.4	$1,082.2	$886.2
Net Investment Income	14.0	11.8	11.6	9.2	11.8	12.8	13.8	12.8	46.6	51.2
Other Income	0.1	0.1	0.1	0.3	0.1	0.1	0.1	0.1	0.6	0.4
Total Revenues	324.7	314.1	277.8	212.8	223.9	232.1	239.5	242.3	1,129.4	937.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	269.0	241.2	204.0	151.9	160.4	161.3	164.7	174.2	866.1	660.6
Catastrophe Losses and LAE	0.9	0.1	5.5	0.4	0.4	1.7	9.9	0.9	6.9	12.9
Prior Years:
Non-catastrophe Losses and LAE	4.8	2.4	(1.7)	(5.2)	(6.6)	(3.7)	(11.5)	(11.8)	0.3	(33.6)
Catastrophe Losses and LAE	0.1	(0.1)	(0.2)	(0.1)	—	(0.3)	(0.1)	(0.2)	(0.3)	(0.6)
Total Incurred Losses and LAE	274.8	243.6	207.6	147.0	154.2	159.0	163.0	163.1	873.0	639.3
Insurance Expenses	76.4	68.5	62.2	56.7	59.5	59.4	61.1	60.7	263.8	240.7
Operating Profit (Loss)	(26.5)	2.0	8.0	9.1	10.2	13.7	15.4	18.5	(7.4)	57.8
Income Tax Benefit (Expense)	10.6	3.3	(0.8)	(2.1)	(2.3)	(3.4)	(4.3)	(5.1)	11.0	(15.1)
Segment Net Operating Income (Loss)	$(15.9)	$5.3	$7.2	$7.0	$7.9	$10.3	$11.1	$13.4	$3.6	$42.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.7%	79.8%	76.6%	74.7%	75.6%	73.5%	73.0%	75.9%	80.1%	74.5%
Current Year Catastrophe Losses and LAE Ratio	0.3	—	2.1	0.2	0.2	0.8	4.4	0.4	0.6	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.5	0.8	(0.6)	(2.6)	(3.1)	(1.7)	(5.1)	(5.1)	—	(3.8)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.1)	—	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	88.5	80.6	78.0	72.3	72.7	72.5	72.3	71.1	80.7	72.1
Insurance Expense Ratio	24.6	22.7	23.4	27.9	28.1	27.1	27.1	26.5	24.4	27.2
Combined Ratio	113.1%	103.3%	101.4%	100.2%	100.8%	99.6%	99.4%	97.6%	105.1%	99.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.7%	79.8%	76.6%	74.7%	75.6%	73.5%	73.0%	75.9%	80.1%	74.5%
Insurance Expense Ratio	24.6	22.7	23.4	27.9	28.1	27.1	27.1	26.5	24.4	27.2
Underlying Combined Ratio	111.3%	102.5%	100.0%	102.6%	103.7%	100.6%	100.1%	102.4%	104.5%	101.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	111.3%	102.5%	100.0%	102.6%	103.7%	100.6%	100.1%	102.4%	104.5%	101.7%
Current Year Catastrophe Losses and LAE Ratio	0.3	—	2.1	0.2	0.2	0.8	4.4	0.4	0.6	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.5	0.8	(0.6)	(2.6)	(3.1)	(1.7)	(5.1)	(5.1)	—	(3.8)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.1)	—	(0.1)	—	(0.1)
Combined Ratio as Reported	113.1%	103.3%	101.4%	100.2%	100.8%	99.6%	99.4%	97.6%	105.1%	99.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$63.5	$75.2	$74.2	$63.1	$66.5	$78.6	$80.5	$70.9	$276.0	$296.5

Earned Premiums	$70.0	$72.1	$71.6	$72.6	$75.8	$77.9	$79.0	$79.7	$286.3	$312.4
Net Investment Income	6.3	5.5	5.9	4.8	4.3	4.6	4.6	3.9	22.5	17.4
Other Income	—	—	—	—	—	—	0.1	—	—	0.1
Total Revenues	76.3	77.6	77.5	77.4	80.1	82.5	83.7	83.6	308.8	329.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	32.5	36.3	36.5	39.8	31.4	38.1	37.9	49.1	145.1	156.5
Catastrophe Losses and LAE	12.6	4.8	28.4	9.6	3.8	12.3	50.4	14.3	55.4	80.8
Prior Years:
Non-catastrophe Losses and LAE	(0.5)	(2.5)	0.1	(0.4)	(0.7)	1.5	(1.6)	(0.7)	(3.3)	(1.5)
Catastrophe Losses and LAE	(1.5)	(1.7)	(2.1)	(2.2)	(0.8)	(6.0)	(4.4)	(2.1)	(7.5)	(13.3)
Total Incurred Losses and LAE	43.1	36.9	62.9	46.8	33.7	45.9	82.3	60.6	189.7	222.5
Insurance Expenses	22.3	22.4	22.9	23.0	24.0	24.1	25.1	25.4	90.6	98.6
Operating Profit (Loss)	10.9	18.3	(8.3)	7.6	22.4	12.5	(23.7)	(2.4)	28.5	8.8
Income Tax Benefit (Expense)	(3.3)	(5.8)	3.6	(2.1)	(7.3)	(3.9)	8.7	1.2	(7.6)	(1.3)
Segment Net Operating Income (Loss)	$7.6	$12.5	$(4.7)	$5.5	$15.1	$8.6	$(15.0)	$(1.2)	$20.9	$7.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	46.4%	50.4%	50.9%	54.9%	41.5%	48.9%	48.0%	61.6%	50.7%	50.1%
Current Year Catastrophe Losses and LAE Ratio	18.0	6.7	39.7	13.2	5.0	15.8	63.8	17.9	19.4	25.9
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(3.5)	0.1	(0.6)	(0.9)	1.9	(2.0)	(0.9)	(1.2)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(2.1)	(2.4)	(2.9)	(3.0)	(1.1)	(7.7)	(5.6)	(2.6)	(2.6)	(4.3)
Total Incurred Loss and LAE Ratio	61.6	51.2	87.8	64.5	44.5	58.9	104.2	76.0	66.3	71.2
Insurance Expense Ratio	31.9	31.1	32.0	31.7	31.7	30.9	31.8	31.9	31.6	31.6
Combined Ratio	93.5%	82.3%	119.8%	96.2%	76.2%	89.8%	136.0%	107.9%	97.9%	102.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	46.4%	50.4%	50.9%	54.9%	41.5%	48.9%	48.0%	61.6%	50.7%	50.1%
Insurance Expense Ratio	31.9	31.1	32.0	31.7	31.7	30.9	31.8	31.9	31.6	31.6
Underlying Combined Ratio	78.3%	81.5%	82.9%	86.6%	73.2%	79.8%	79.8%	93.5%	82.3%	81.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	78.3%	81.5%	82.9%	86.6%	73.2%	79.8%	79.8%	93.5%	82.3%	81.7%
Current Year Catastrophe Losses and LAE Ratio	18.0	6.7	39.7	13.2	5.0	15.8	63.8	17.9	19.4	25.9
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(3.5)	0.1	(0.6)	(0.9)	1.9	(2.0)	(0.9)	(1.2)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(2.1)	(2.4)	(2.9)	(3.0)	(1.1)	(7.7)	(5.6)	(2.6)	(2.6)	(4.3)
Combined Ratio as Reported	93.5%	82.3%	119.8%	96.2%	76.2%	89.8%	136.0%	107.9%	97.9%	102.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Net Premiums Written	$10.9	$12.2	$12.0	$10.5	$11.2	$12.6	$12.8	$11.4	$45.6	$48.0

Earned Premiums	$11.5	$11.8	$11.7	$11.7	$12.2	$12.6	$12.9	$13.2	$46.7	$50.9
Net Investment Income	1.3	1.0	1.1	0.8	1.0	1.1	1.1	0.9	4.2	4.1
Other Income	—	—	—	—	—	—	—	—	—	—
Total Revenues	12.8	12.8	12.8	12.5	13.2	13.7	14.0	14.1	50.9	55.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.9	5.7	5.0	6.8	6.8	7.4	6.8	7.1	23.4	28.1
Catastrophe Losses and LAE	0.6	(0.2)	1.5	0.3	0.2	0.2	1.6	0.8	2.2	2.8
Prior Years:
Non-catastrophe Losses and LAE	(2.0)	(0.8)	0.2	0.6	(0.8)	(1.1)	(1.4)	(0.2)	(2.0)	(3.5)
Catastrophe Losses and LAE	—	(0.1)	(0.1)	0.1	—	(0.9)	(0.6)	(0.4)	(0.1)	(1.9)
Total Incurred Losses and LAE	4.5	4.6	6.6	7.8	6.2	5.6	6.4	7.3	23.5	25.5
Insurance Expenses	3.6	3.5	3.2	3.4	3.6	3.6	3.6	3.6	13.7	14.4
Operating Profit	4.7	4.7	3.0	1.3	3.4	4.5	4.0	3.2	13.7	15.1
Income Tax Benefit (Expense)	(1.5)	(1.5)	(0.9)	(0.4)	(1.1)	(1.5)	(1.3)	(1.0)	(4.4)	(4.9)
Segment Net Operating Income	$3.2	$3.2	$2.1	$0.9	$2.3	$3.0	$2.7	$2.2	$9.3	$10.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	51.3%	48.3%	42.8%	58.1%	55.8%	58.6%	52.8%	53.7%	50.1%	55.2%
Current Year Catastrophe Losses and LAE Ratio	5.2	(1.7)	12.8	2.6	1.6	1.6	12.4	6.1	4.7	5.5
Prior Years Non-catastrophe Losses and LAE Ratio	(17.4)	(6.8)	1.7	5.1	(6.6)	(8.7)	(10.9)	(1.5)	(4.3)	(6.9)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.8)	(0.9)	0.9	—	(7.1)	(4.7)	(3.0)	(0.2)	(3.7)
Total Incurred Loss and LAE Ratio	39.1	39.0	56.4	66.7	50.8	44.4	49.6	55.3	50.3	50.1
Insurance Expense Ratio	31.3	29.7	27.4	29.1	29.5	28.6	27.9	27.3	29.3	28.3
Combined Ratio	70.4%	68.7%	83.8%	95.8%	80.3%	73.0%	77.5%	82.6%	79.6%	78.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	51.3%	48.3%	42.8%	58.1%	55.8%	58.6%	52.8%	53.7%	50.1%	55.2%
Insurance Expense Ratio	31.3	29.7	27.4	29.1	29.5	28.6	27.9	27.3	29.3	28.3
Underlying Combined Ratio	82.6%	78.0%	70.2%	87.2%	85.3%	87.2%	80.7%	81.0%	79.4%	83.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	82.6%	78.0%	70.2%	87.2%	85.3%	87.2%	80.7%	81.0%	79.4%	83.5%
Current Year Catastrophe Losses and LAE Ratio	5.2	(1.7)	12.8	2.6	1.6	1.6	12.4	6.1	4.7	5.5
Prior Years Non-catastrophe Losses and LAE Ratio	(17.4)	(6.8)	1.7	5.1	(6.6)	(8.7)	(10.9)	(1.5)	(4.3)	(6.9)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.8)	(0.9)	0.9	—	(7.1)	(4.7)	(3.0)	(0.2)	(3.7)
Combined Ratio as Reported	70.4%	68.7%	83.8%	95.8%	80.3%	73.0%	77.5%	82.6%	79.6%	78.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Results of Operations
Earned Premiums:
Life	$94.6	$95.5	$96.0	$88.0	$96.0	$96.8	$97.2	$97.6	$374.1	$387.6
Accident and Health	36.2	36.2	35.7	36.8	36.5	37.1	36.2	38.8	144.9	148.6
Property	18.6	18.9	19.0	18.9	19.0	19.2	19.4	18.9	75.4	76.5
Total Earned Premiums	149.4	150.6	150.7	143.7	151.5	153.1	152.8	155.3	594.4	612.7
Net Investment Income	55.2	55.1	53.5	50.4	71.3	49.2	48.0	50.2	214.2	218.7
Other Income	0.7	0.7	0.2	0.8	0.5	0.4	—	—	2.4	0.9
Total Revenues	205.3	206.4	204.4	194.9	223.3	202.7	200.8	205.5	811.0	832.3
Policyholders’ Benefits and Incurred Losses and LAE	93.5	93.7	98.0	96.1	91.7	89.9	95.8	97.0	381.3	374.4
Insurance Expenses	84.5	77.3	84.2	74.0	80.4	81.4	80.3	73.9	320.0	316.0
Operating Profit	27.3	35.4	22.2	24.8	51.2	31.4	24.7	34.6	109.7	141.9
Income Tax Expense	(9.5)	(11.9)	(7.9)	(8.7)	(17.7)	(11.1)	(8.8)	(12.5)	(38.0)	(50.1)
Segment Net Operating Income	$17.8	$23.5	$14.3	$16.1	$33.5	$20.3	$15.9	$22.1	$71.7	$91.8

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Insurance Reserves:
Future Policyholder Benefits	$3,278.4	$3,267.3	$3,255.7	$3,238.9	$3,214.7	$3,202.5	$3,189.5	$3,173.8
Incurred Losses and LAE Reserves:
Life	41.2	39.4	37.5	40.2	38.8	38.7	39.4	42.6
Accident and Health	21.4	21.1	19.6	20.4	20.2	19.6	20.1	21.3
Property	5.2	4.4	5.2	3.7	4.5	4.3	5.3	5.6
Total Incurred Losses and LAE Reserves	67.8	64.9	62.3	64.3	63.5	62.6	64.8	69.5
Insurance Reserves	$3,346.2	$3,332.2	$3,318.0	$3,303.2	$3,278.2	$3,265.1	$3,254.3	$3,243.3

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Net Investment Income
Interest and Dividends on Fixed Maturities	$60.0	$58.4	$58.3	$59.5	$57.4	$56.1	$56.9	$57.0	$236.2	$227.4
Dividends on Equity Securities	9.6	6.4	8.7	7.7	34.1	7.7	10.8	7.3	32.4	59.9
Equity Method Limited Liability Investments	7.2	8.3	4.2	(0.7)	(0.7)	4.9	1.3	3.5	19.0	9.0
Fair Value Option Investments	(1.6)	(0.9)	1.8	0.9	(1.3)	0.3	0.3	—	0.2	(0.7)
Short-term Investments	0.1	0.2	0.1	—	0.1	0.1	0.2	0.2	0.4	0.6
Real Estate	3.0	3.0	3.0	2.9	2.9	3.1	2.9	3.2	11.9	12.1
Loans to Policyholders	5.4	5.3	5.1	5.3	5.2	5.2	5.0	5.1	21.1	20.5
Other	—	—	—	—	0.1	—	—	—	—	0.1
Total Investment Income	83.7	80.7	81.2	75.6	97.8	77.4	77.4	76.3	321.2	328.9
Investment Expenses:
Real Estate	2.8	2.9	2.9	2.7	2.7	3.1	2.7	2.8	11.3	11.3
Other Investment Expenses	1.5	1.9	1.6	2.3	2.0	2.0	2.1	2.4	7.3	8.5
Total Investment Expenses	4.3	4.8	4.5	5.0	4.7	5.1	4.8	5.2	18.6	19.8
Net Investment Income	$79.4	$75.9	$76.7	$70.6	$93.1	$72.3	$72.6	$71.1	$302.6	$309.1
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$6.6	$3.6	$3.9	$2.0	$2.0	$0.2	$0.4	$4.4	$16.1	$7.0
Losses on Sales	(0.4)	(0.1)	(0.5)	(0.1)	(0.2)	—	—	—	(1.1)	(0.2)
Equity Securities:
Gains on Sales	3.5	2.8	31.4	1.5	21.4	7.9	3.0	0.8	39.2	33.1
Losses on Sales	(0.2)	(0.7)	(0.7)	—	(2.0)	—	—	—	(1.6)	(2.0)
Real Estate:
Losses on Sales	(0.2)	—	—	—	—	—	—	(0.2)	(0.2)	(0.2)
Other Investments:
Gain on Sale of Subsidiary	—	—	—	—	—	—	—	1.6	—	1.6
Losses on Sales	0.1	—	(0.1)	—	—	—	(0.1)	—	—	(0.1)
Trading Securities Net Gains (Losses)	—	(0.3)	—	—	(0.2)	(0.1)	0.2	—	(0.3)	(0.1)
Net Realized Gains on Sales of Investments	$9.4	$5.3	$34.0	$3.4	$21.0	$8.0	$3.5	$6.6	$52.1	$39.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(6.3)	$(1.2)	$(1.6)	$(2.4)	$(0.1)	$(2.2)	$(3.1)	$(0.3)	$(11.5)	$(5.7)
Equity Securities	(8.4)	(2.1)	(0.6)	(4.6)	(4.0)	(1.6)	(1.0)	(0.5)	(15.7)	(7.1)
Real Estate	—	—	—	—	(2.4)	—	—	—	—	(2.4)
Net Impairment Losses Recognized in Earnings	$(14.7)	$(3.3)	$(2.2)	$(7.0)	$(6.5)	$(3.8)	$(4.1)	$(0.8)	$(27.2)	$(15.2)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Dec 31, 2015		Dec 31, 2014		Dec 31, 2013
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$320.6	5.0%	$345.5	5.4%	$362.2	5.9%
States and Political Subdivisions	1,622.6	25.2	1,477.1	22.9	1,361.0	22.1
Corporate Securities:
Bonds and Notes	2,812.8	43.7	2,878.5	44.7	2,793.7	45.4
Redeemable Preferred Stocks	3.8	0.1	6.7	0.1	7.4	0.1
Collaterized Loan Obligations	87.3	1.4	64.4	1.0	44.7	0.7
Other Mortgage- and Asset-backed	5.2	0.1	5.4	0.1	6.0	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,852.3	75.5	4,777.6	74.2	4,575.0	74.3
Equity Securities Reported at Fair Value:
Preferred Stocks	103.9	1.6	109.5	1.7	110.2	1.8
Common Stocks	36.7	0.6	133.8	2.1	189.5	3.1
Other Equity Interests:
Exchange Traded Funds	177.1	2.8	202.7	3.1	124.9	2.0
Limited Liability Companies and Limited Partnerships	205.5	3.2	186.2	2.9	173.9	2.8
Subtotal Equity Securities Reported at Fair Value	523.2	8.1	632.2	9.8	598.5	9.7
Equity Method Limited Liability Investments	190.6	3.0	184.8	2.9	245.1	4.0
Fair Value Option Investments	164.5	2.6	53.3	0.8	—	—
Short-term Investments at Cost which Approximates Fair Value	255.7	4.0	342.2	5.3	284.7	4.6
Other Investments:
Loans to Policyholders at Unpaid Principal	288.4	4.5	283.4	4.4	275.4	4.5
Real Estate at Depreciated Cost	149.8	2.3	160.9	2.5	167.1	2.7
Trading Securities at Fair Value	4.7	0.1	4.9	0.1	5.0	0.1
Other	0.3	—	0.4	—	0.5	—
Subtotal Other Investments	443.2	6.9	449.6	7.0	448.0	7.3
Total Investments	$6,429.5	100.0%	$6,439.7	100.0%	$6,151.3	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,222.5	66.4%	$3,249.3	68.0%	$3,128.1	68.4%
BBB	1,149.0	23.7	1,156.4	24.2	1,119.9	24.5
BB, B	222.4	4.6	166.7	3.5	144.6	3.1
CCC or Lower	258.4	5.3	205.2	4.3	182.4	4.0
Total Investments in Fixed Maturities	$4,852.3	100.0%	$4,777.6	100.0%	$4,575.0	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.5		6.9		6.8

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Dec 31, 2015		Dec 31, 2014		Dec 31, 2013
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,160.4	18.0%	$1,247.4	19.4%	$1,196.9	19.5%
Finance, Insurance and Real Estate	707.4	11.0	785.6	12.2	767.9	12.5
Services	374.4	5.8	305.0	4.7	277.5	4.5
Transportation, Communication and Utilities	334.4	5.2	312.9	4.9	306.7	5.0
Mining	139.7	2.2	139.7	2.2	143.1	2.3
Retail Trade	91.1	1.4	74.5	1.2	75.6	1.2
Wholesale Trade	80.6	1.3	69.7	1.1	60.7	1.0
Agriculture, Forestry and Fishing	20.6	0.3	15.3	0.2	18.8	0.3
Other	0.5	—	4.9	0.1	4.6	0.1
Total Fair Value of Non-governmental Fixed Maturities	$2,909.1	45.2%	$2,955.0	46.0%	$2,851.8	46.4%

	Dec 31, 2015
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$109.8	1.7%
Georgia	79.2	1.2
Ohio	78.0	1.2
Michigan	76.9	1.2
Florida	66.5	1.0
Colorado	66.3	1.0
Wisconsin	59.3	0.9
Louisiana	54.5	0.8
Equity Securities - Other Equity Interests:
Vanguard Total Stock Market ETF	77.8	1.2
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	58.7	0.9
Total	$727.0	11.1%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at December 31, 2015.

Kemper Corporation Municipal Bonds (excluding Pre-refunded Bonds) (Dollars in Millions) (Unaudited)

	Dec 31, 2015
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$17.9	$25.4	$66.5	$109.8	7.2%	1.7%
Georgia	51.5	7.3	20.4	79.2	5.2	1.2
Ohio	40.6	4.9	32.5	78.0	5.1	1.2
Michigan	37.3	—	39.6	76.9	5.0	1.2
Florida	50.0	—	16.5	66.5	4.3	1.0
Colorado	—	15.8	50.5	66.3	4.3	1.0
Wisconsin	51.0	6.9	1.4	59.3	3.9	0.9
Louisiana	22.9	6.3	25.3	54.5	3.6	0.8
New York	6.2	2.7	44.4	53.3	3.5	0.8
Washington	16.4	0.3	35.2	51.9	3.4	0.8
Arkansas	47.9	—	—	47.9	3.1	0.7
North Carolina	17.8	3.3	24.2	45.3	3.0	0.7
Oregon	40.7	—	3.6	44.3	2.9	0.7
Minnesota	26.7	0.4	10.7	37.8	2.5	0.6
Massachusetts	2.8	1.6	32.9	37.3	2.4	0.6
Virginia	—	19.3	12.9	32.2	2.1	0.5
Utah	16.5	1.6	13.7	31.8	2.1	0.5
Indiana	—	—	31.2	31.2	2.0	0.5
California	0.3	—	29.4	29.7	1.9	0.5
Nevada	21.9	7.2	—	29.1	1.9	0.5
Connecticut	23.7	—	5.3	29.0	1.9	0.5
Maryland	2.8	21.6	3.5	27.9	1.8	0.4
Delaware	17.3	—	9.6	26.9	1.8	0.4
South Carolina	20.2	3.1	2.4	25.7	1.7	0.4
Tennessee	8.0	7.3	9.8	25.1	1.6	0.4
New Jersey	—	5.4	19.6	25.0	1.6	0.4
Pennsylvania	11.5	2.7	10.7	24.9	1.6	0.4
Rhode Island	10.8	—	14.0	24.8	1.6	0.4
Arizona	—	0.8	18.4	19.2	1.3	0.3
Illinois	1.3	2.6	14.9	18.8	1.2	0.3
Missouri	—	—	18.8	18.8	1.2	0.3
Idaho	—	10.8	7.9	18.7	1.2	0.3
New Mexico	—	—	18.3	18.3	1.2	0.3
Iowa	—	—	17.1	17.1	1.1	0.3
District of Columbia	—	5.1	12.0	17.1	1.1	0.3
Kentucky	—	—	15.4	15.4	1.0	0.2
Alabama	6.2	—	8.9	15.1	1.0	0.2
Hawaii	15.0	—	—	15.0	1.0	0.2
Vermont	—	—	12.5	12.5	0.8	0.2
All Other States	19.8	9.7	41.8	71.3	4.7	1.1
Total (1)	$605.0	$172.1	$751.8	$1,528.9	100.0%	23.8%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2015	Dec 31, 2015	Dec 31, 2014
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Distressed Debt	$—	$90.5	$93.0
Secondary Transactions	20.2	38.5	48.9
Mezzanine Debt	37.8	38.8	27.0
Senior Debt	0.7	10.8	5.0
Growth Equity	—	4.8	5.3
Leveraged Buyout	0.1	2.8	3.9
Other	—	4.4	1.7
Total Equity Method Limited Liability Investments	58.8	190.6	184.8
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	65.8	83.8	69.7
Senior Debt	17.0	37.9	21.4
Distressed Debt	12.3	18.9	18.2
Secondary Transactions	10.0	14.2	15.6
Hedge Fund	—	—	9.1
Leveraged Buyout	1.6	5.9	8.0
Other	0.9	44.8	44.2
Total Reported as Other Equity Interests at Fair Value	107.6	205.5	186.2
Reported as Fair Value Option Investments:
Hedge Funds	—	164.5	53.3
Total Investments in Limited Liability Companies and Limited Partnerships	$166.4	$560.6	$424.3

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Income from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Loss from Early Extinguishment of Debt; and
4) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income from Continuing Operations.
The Company believes that Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Consolidated Net Operating Income to Income from Continuing Operations is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Consolidated Net Operating Income	$4.8	$36.6	$6.7	$21.8	$53.9	$2.1	$9.6	$31.5	$69.9	$97.1
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	6.1	3.5	22.1	2.2	13.6	5.2	2.4	4.2	33.9	25.4
Net Impairment Losses Recognized in Earnings	(9.6)	(2.1)	(1.4)	(4.6)	(4.2)	(2.5)	(2.7)	(0.5)	(17.7)	(9.9)
Loss from Early Extinguishment of Debt	—	—	—	(5.9)	—	—	—	—	(5.9)	—
Income from Continuing Operations	$1.3	$38.0	$27.4	$13.5	$63.3	$4.8	$9.3	$35.2	$80.2	$112.6

Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income Per Unrestricted Share-basic to Income from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2015	Dec 31, 2014
Consolidated Net Operating Income Per Unrestricted Share	$0.09	$0.70	$0.13	$0.42	$1.02	$0.04	$0.18	$0.56	$1.35	$1.79
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.12	0.07	0.43	0.04	0.26	0.10	0.04	0.08	0.65	0.47
Net Impairment Losses Recognized in Earnings	(0.18)	(0.04)	(0.03)	(0.09)	(0.08)	(0.05)	(0.05)	(0.01)	(0.34)	(0.18)
Loss from Early Extinguishment of Debt	—	—	—	(0.11)	—	—	—	—	(0.11)	—
Income from Continuing Operations Per Unrestricted Share	$0.03	$0.73	$0.53	$0.26	$1.20	$0.09	$0.17	$0.63	$1.55	$2.08

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense (including write-offs of long-lived assets) Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense (including write-offs of long-lived assets) Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.